UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 1, 2005




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                    1-13245               75-2702753
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)             File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas              75039
------------------------------------------------            ----------
   (Address of principal executive offices)                 (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting  material pursuant  to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                   Page

Item 7.01.  Regulation FD Disclosure...........................      3

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits.....................................      3

Signature......................................................      4

Exhibit Index..................................................      5




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                        PIONEER NATURAL RESOURCES COMPANY


Item 7.01.   Regulation FD Disclosure

     On June 1, 2005, Pioneer Natural Resources Company (the "Company") issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company announced that its Canadian subsidiary has closed the sale of its Martin Creek, Conroy Black and Lookout Butte oil and gas properties for proceeds after closing adjustments of approximately $199 million. The Company also announced that it expects to recognize an after-tax gain associated with the Canadian asset sale of approximately $75 million to $80 million based on its intent to create a repatriation plan that qualifies for the provisions of the American Jobs Creation Act of 2004.

     In  accordance  with the  provisions  of Statement of Financial  Accounting
Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," the Company will report the results of operations of the Canadian properties sold, including the gain on disposition, as discontinued operations in its second quarter results.

Item 9.01.   Financial Statements and Exhibits

       (c)   Exhibits

             99.1   News Release dated June 1, 2005.




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                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PIONEER NATURAL RESOURCES COMPANY




Date:  June 2, 2005            By:     /s/ Darin G. Holderness
                                     -------------------------------------------
                                     Darin G. Holderness
                                     Vice President and Chief Accounting Officer





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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

   99.1(a)              News Release dated June 1, 2005.



-------------
(a) filed herewith





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